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                                                                   Exhibit 10.17

                              COLLATERAL SHARING AGREEMENT, dated as of February
                        14, 2003, among FISHER SCIENTIFIC INTERNATIONAL INC. (the "Company"), FISHER SCIENTIFIC COMPANY L.L.C. (the "Initial Borrower"), certain other Subsidiaries of the Company party hereto (collectively with the Company and the Initial Borrower, the "Grantors") and JPMORGAN CHASE BANK ("JPMCB"), as Collateral Agent.

                              W I T N E S S E T H :

            WHEREAS, in order to induce the Lenders parties thereto to enter into the Credit Agreement dated as of February 14, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Initial Borrower, the lenders from time to time party thereto and JPMCB, as Administrative Agent, the Company and certain of its Subsidiaries have entered into the Collateral Agreement referred to in the Credit Agreement and certain other Security Documents; and

            WHEREAS, the Obligations are secured by Liens on the Collateral described in the Security Documents and the Senior Note Obligations are secured by the portion of the Collateral constituting Restricted Collateral;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and to induce the Administrative Agent, the Issuing Banks and the Lenders to enter into the Credit Agreement and to induce the Lenders to make Loans to, and the Issuing Banks to issue Letters of Credit for the account of, the Borrowers thereunder, and in order to provide for the allocation of proceeds of Collateral among the Secured Obligations secured thereby, each Grantor hereby agrees with the Collateral Agent as follows:

                                    ARTICLE I

                                   Definitions

            SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit

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Agreement or, if not defined therein, the Collateral Agreement.

            (b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

            SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

            "Collateral" means all assets or property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

            "Collateral Account" has the meaning set forth in Section 3.01.

            "Collateral Agent" means JPMCB, in its capacity as collateral agent under the Security Documents and this Agreement, and any successor collateral agent appointed hereunder.

            "Collateral Agent Fees" means all fees, costs and expenses of, and other amounts owing to, the Collateral Agent of the types referred to in Section 4.03.

            "Collateral Estate" has the meaning set forth in Section 2.01(c).

            "Debt" has the meaning set forth in Section 1010 of the Senior Note Indenture.

            "Distribution Date" means each date fixed by the Collateral Agent in its sole discretion for a distribution pursuant to the applicable provisions of this Agreement of any funds held in the Collateral Account.

            "Event of Default" means any "Event of Default" under the Credit Agreement or any "Event of Default" under the Senior Note Indenture (in each case, as such term is defined in the Credit Agreement or the Senior Note Indenture).

            "Exchange Rate" means, at any date of determination thereof with respect to any currency, the spot rate of exchange for the conversion of such currency into Dollars determined by reference to such rate publishing service as is customarily utilized by the Collateral Agent for such purpose; provided that, to the extent that "Exchange Rate" is used herein to refer to an actual

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exchange by the Collateral Agent of one currency for another, "Exchange Rate"
shall be deemed to refer to the rate at which such exchange actually occurs so long as such exchange is effected under customary market conditions. Any determination by the Collateral Agent of the Exchange Rate for any purpose of this Agreement shall be conclusive absent manifest error.

            "Opinion of Counsel" means an opinion in writing signed by legal counsel reasonably satisfactory to the Collateral Agent, who may be counsel regularly retained by the
Collateral Agent.

            "Principal Properties" has the meaning set forth in the Senior Note Indenture.

            "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof.

            "Representatives" means (a) in respect of any of the Obligations, the Administrative Agent and (b) in respect of any of the Senior Note Obligations, the Senior Note Trustee.

            "Requisite Secured Parties" means, at any time, the Secured Party or Secured Parties holding more than 50% of the aggregate amount of the outstanding Revolving Exposures, the Term Loans, the Incremental Term Loans and the Senior Notes.

            "Restricted Collateral Obligations" means, at any time, the collective reference to (a) all of the Obligations that do not constitute Debt and (b) the maximum aggregate amount of the Obligations constituting Debt that may be secured at such time by the Restricted Collateral without causing the Senior Notes to be required to be equally and ratably secured.

            "Restricted Subsidiary" has the meaning set forth in the Senior Note Indenture.

            "Secured Obligations" means, without duplication, (a) the Obligations and (b) the Senior Note Obligations.

            "Triggering Event" means (a) the occurrence of an Event of Default,
(b) the declaration of the Loans then outstanding to be due and payable immediately or the termination of the Commitments under the Credit Agreement or the acceleration of the Senior Note Obligations and (c) receipt by the Collateral Agent of a written notice from

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the Administrative Agent or the Senior Note Trustee, as applicable, to such effect.

            "Unrestricted Collateral" means all Collateral other than Restricted Collateral.

                                   ARTICLE II

                          Authority of Collateral Agent

            SECTION 2.01. General Authority of the Collateral Agent over the Collateral. (a) Each Grantor hereby appoints the Collateral Agent as its true and lawful attorney-in-fact for the purpose of taking any action and executing any and all documents and instruments that the Collateral Agent may deem necessary or desirable to carry out the terms of this Agreement and the other Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Grantor hereby acknowledges that the Collateral Agent shall have all powers and remedies set forth in the Security Documents.

            (b) By acceptance of the benefits of this Agreement and the Security Documents, each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder and under the Security Documents, (ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement and the Security Documents against any Grantor or the exercise of remedies hereunder or thereunder, (iii) to agree that such Secured Party shall not take any action (other than through the Collateral Agent) to enforce any provisions of this Agreement or any other Security Document against any Grantor or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement and the Security Documents.

            (c) The Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Collateral granted to the Collateral Agent thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "Collateral Estate") under and subject to the conditions set forth in this Agreement and the other Security Documents; and the Collateral Agent further agrees that it will hold such Collateral Estate in trust for the benefit of the relevant Secured Parties, for the enforcement of the payment of all

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Secured Obligations secured by the relevant Collateral (subject to the limitations and priorities set forth herein and in the respective Security Documents, including with respect to Restricted Collateral) and as security for the performance of and compliance with the covenants and conditions of this Agreement and each of the Security Documents.

            SECTION 2.02. Determinations Relating to Collateral. Prior to the occurrence of a Triggering Event, in the event (a) the Collateral Agent shall receive any written request from any Loan Party under any Security Document for consent or approval with respect to any matter or thing relating to any Collateral or any Loan Party's obligations with respect thereto or (b) there shall be due to or from the Collateral Agent under the provisions of any Security Document any material performance or the delivery of any material instrument or (c) the Collateral Agent shall become aware of any nonperformance by any Loan Party of any covenant or any breach of any representation or warranty set forth in any Security Document, then, in each such event, the Collateral Agent shall advise the Administrative Agent of the matter or thing as to which consent has been requested or the performance or instrument required to be delivered or the nonperformance or breach of which the Collateral Agent has become aware. Prior to the occurrence of a Triggering Event, the Administrative Agent and the Required Lenders shall have the exclusive authority to direct the Collateral Agent's response to any of the events or circumstances contemplated in clauses (a), (b) and (c) above.

            SECTION 2.03. Remedies. (a) Upon the occurrence of a Triggering Event, or upon receipt of any written directions as contemplated by paragraph
(b) of this Section 2.03, the Collateral Agent shall, within five days thereafter, notify each of the Administrative Agent, the Senior Note Trustee and the Company in writing that a Triggering Event exists or that the Collateral Agent has received such written directions, as the case may be, enclosing with such notice a copy of the applicable notice or written directions, as the case may be.

            (b) Following the occurrence of a Triggering Event, (i) the Requisite Secured Parties shall have the exclusive right to direct the time, method and place of conducting any proceeding for the exercise of any right or remedy available to the Collateral Agent with respect to the Restricted Collateral, or of exercising any trust or power conferred on the Collateral Agent with respect to the Restricted Collateral, or for the taking of any other action

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authorized by the instruments comprising the Collateral Estate in connection with the Restricted Collateral; and (ii) the Required Lenders shall have the exclusive right to direct the time, method and place of conducting any proceeding for the exercise of any right or remedy available to the Collateral Agent with respect to the Unrestricted Collateral, or of exercising any trust or power conferred on the Collateral Agent with respect to the Unrestricted Collateral, or for the taking of any other action authorized by the instruments comprising the Collateral Estate in connection with the Unrestricted Collateral. Nothing in this paragraph (b) shall impair the right of the Collateral Agent in its discretion to take any action deemed proper by the Collateral Agent and which is not inconsistent with any direction received by it pursuant to clause
(i) or (ii).

            SECTION 2.04. Nature of Secured Parties' Rights. All of the Secured Parties shall be bound by any instruction or direction given by the Required Lenders or Requisite Secured Parties, as applicable, pursuant to this Article II.

            SECTION 2.05. Right to Appoint a Receiver. Upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Collateral Agent under this Agreement or any other Security Document, the Collateral Agent shall, to the extent permitted by law, with notice to the Company but without notice to any other Grantor or any party claiming through the Grantors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations or any of the Senior Note Obligations, without regard to the then value of the Collateral Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers of the Collateral Estate, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral Estate be segregated, sequestered and impounded for the benefit of the Collateral Agent and the Secured Parties, and each Grantor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Collateral Agent shall be entitled to retain possession and control of all cash and Permitted Investments held by or deposited with it pursuant to this Agreement or any other Security Document.

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            SECTION 2.06. Exercise of Powers. All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any other Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in any other Security Document may be exercised from time to time as herein and therein provided.

            SECTION 2.07. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Agent herein or in the other Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any other Security Document or now or hereafter existing at law or in equity or by statute.

            (b) No delay or omission by the Collateral Agent to exercise any right, remedy or power hereunder or under any other Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any other Security Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

            (c) If the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any other Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Grantors, the Collateral Agent and the other Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

            (d) All rights of action and of asserting claims upon or under this Agreement and the other Security Documents may be enforced by the Collateral Agent without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be, subject to the applicable provisions of Article V, brought in its name as Collateral Agent and any recovery of judgment shall be held as part of the Collateral Estate.

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            SECTION 2.08. Waiver and Estoppel. (a) Each Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other Security Document and hereby waives, to the extent permitted by law, all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent in this Agreement or any other Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this
Section 2.08(a) shall be construed as a waiver of any rights of the Grantors under any applicable federal bankruptcy law or state insolvency law.

            (b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and licensors, waives and releases all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or in any other Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any other Security Document (in each case in accordance with the applicable Security Documents) and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

            (c) Each Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any other Security Document) in connection with this Agreement and the other Security Documents and any action taken by the Collateral Agent with respect to the Collateral.

            SECTION 2.09. Limitation on Collateral Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any other Security Document and to account to the Secured Parties and the Grantors for moneys and other property received by it hereunder or under any other Security Document, the Collateral Agent shall not have any duty to the Grantors or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to

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the preservation of rights against prior parties or any other rights pertaining thereto.

            SECTION 2.10. Limitation by Law. All rights, remedies and powers provided in this Agreement or any other Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

            SECTION 2.11. Rights of Secured Parties in Respect of Obligations. Notwithstanding any other provision of this Agreement or any other Security Document, the right of each Secured Party to receive payment of the Obligations or Senior Note Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise), as expressed in the instruments evidencing or agreements governing such Obligations or Senior Note Obligations or to institute suit for the enforcement of such payment on or after such due date (to the extent suit can be brought without impairing the validity of the Collateral Agent's Lien on any Collateral), shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the instruments evidencing or agreements governing such Obligations or Senior Note Obligations, as applicable.

            SECTION 2.12. Equal and Ratable Security. This Agreement and the other Security Documents (a) are intended to secure the Senior Note Obligations equally and ratably with the Obligations to the extent (but only to the extent) required by the Senior Note Indenture and (b) shall be construed and enforced to give effect to such intention.

                                   ARTICLE III

                        Collateral Account; Distributions

            SECTION 3.01. The Collateral Account. At such time as the Collateral Agent deems appropriate, the Collateral Agent shall establish and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Collateral Agent an account which shall be entitled the "Fisher Scientific Collateral Account" (the "Collateral Account"). All moneys which are

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received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or any other Security Document, shall be deposited in the Collateral Account and held by the Collateral Agent as part of the Collateral Estate and applied and disbursed in accordance with the terms of this Agreement. The Collateral Agent shall maintain such sub-accounts and records with respect to the Collateral Account as will permit the segregation and allocation of proceeds of Collateral in accordance with Section 3.04.

            SECTION 3.02. Control of Collateral Account. All right, title and interest in and to the Collateral Account, and funds on deposit in the Collateral Account, shall constitute part of the Collateral Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

            SECTION 3.03. Investment of Funds Deposited in Collateral Account. The Collateral Agent may, at the request of the Company, invest and reinvest moneys on deposit in the Collateral Account at any time in Permitted Investments; provided that the Collateral Agent, in its sole discretion, may (a) restrict such investments and reinvestments to Permitted Investments that have a shorter duration and higher credit quality than other Permitted Investments and
(b) not invest or reinvest any amount that it expects to distribute from the Collateral Account within one Business Day. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral Estate. The Collateral Agent shall not be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity.

            SECTION 3.04. Application of Moneys. (a) The Collateral Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default or a Triggering Event to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Agent Fees.

            (b) All remaining moneys held by the Collateral Agent in the Collateral Account received by the Collateral Agent with respect to the Restricted Collateral shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 3.04), be distributed (subject to the provisions of

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Sections 3.04(e), 3.05 and 3.06), after the occurrence and during the continuance of an Event of Default or a Triggering Event, by the Collateral Agent on each Distribution Date in the following order of priority (with such distributions being made by the Collateral Agent to the respective Representatives for the Secured Parties entitled thereto as provided in Section 3.04(f), and each such Representative shall be responsible for insuring that amounts distributed to it are distributed to the relevant Secured Parties in the order of priority set forth herein):

            First: to the Collateral Agent for any unpaid Collateral Agent Fees and then to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under
      Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

            Second: to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

            Third: to the Secured Parties holding Restricted Collateral Obligations, amounts equal to all Restricted Collateral Obligations then owing to them, whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date;

            Fourth: to the Secured Parties that hold Secured Obligations, in an amount equal to all Secured

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      Obligations then owing to them, whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; and

            Fifth: any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

            (c) All remaining moneys held by the Collateral Agent in the Collateral Account received by the Collateral Agent with respect to the Unrestricted Collateral shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 3.04), be distributed (subject to the provisions of Section 3.04(e) and Section 3.05), after the occurrence and during the continuance of an Event of Default or a Triggering Event, by the Collateral Agent on each Distribution Date in the following order of priority:

            First: to the Collateral Agent for any unpaid Collateral Agent Fees and then to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under
      Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

            Second: to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the

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      respective Secured Parties and remaining unpaid on such Distribution Date;

            Third: to the Secured Parties that hold Obligations, in an amount equal to all Obligations then owing to them, whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; and

            Fourth: any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

            (d) The term "unpaid" as used in Sections 3.04(b) and 3.04(c) refers:

            (i) in the absence of a bankruptcy proceeding with respect to the relevant Loan Party or Loan Parties, to all amounts of the relevant Obligations and Senior Note Obligations (other than contingent indemnification and other contingent obligations as to which the applicable Grantor has not received a notice of claim) outstanding as of a Distribution Date (and for the purpose of this provision, the amount of the Obligations then outstanding shall include the undrawn face amount of, and any unreimbursed drawings under, any Letter of Credit), and

            (ii) during the pendency of a bankruptcy proceeding with respect to the relevant Grantor(s), to all amounts allowed by the bankruptcy court in respect of the relevant Obligations and Senior Note Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions have not been made in respect thereof.

            (e) Notwithstanding any provision in this Agreement or any other Security Document to the contrary, the provisions of Sections 3.04(b) and 3.04(c) shall not be construed to require or allow proceeds of any item of Collateral to be distributed to pay any Obligation or any Senior Note Obligation that is not secured by a Lien on such Collateral pursuant to the applicable Security Documents.

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            (f) The Collateral Agent shall make all payments and distributions under this Section 3.04: (i) on account of Obligations to the Administrative Agent, pursuant to directions of the Administrative Agent, for redistribution to the holders of the Obligations; and (ii) on account of Senior Note Obligations (subject to Section 3.05) to the Senior Note Trustee, pursuant to directions of the Senior Note Trustee, for redistribution to the holders of the applicable Senior Note Obligations.

            SECTION 3.05. Application of Moneys Distributable to Senior Note Trustee. If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to Section 3.04 to the Senior Note Trustee, and if the Senior Note Trustee shall notify the Collateral Agent in writing that no provision is made under the Senior Note Indenture for the application by the Senior Note Trustee of such moneys (whether because the Senior Note Obligations have not become due and payable or otherwise) and that the Senior Note Indenture does not effectively provide for the receipt and the holding by the Senior Note Trustee of such moneys pending the application thereof, then the Collateral Agent, after receipt of such notification, may, at the request of the Company, invest such amounts in Permitted Investments, and shall hold all such amounts so distributable and all such investments and the net proceeds thereof solely as security for the Senior Note Obligations and for no other purpose until such time as the Senior Note Trustee shall request in writing the delivery thereof by the Collateral Agent for application pursuant to the Senior Note Indenture ; provided that the Collateral Agent, in its sole discretion, may (a) restrict such investments to Permitted Investments that have a shorter duration and higher credit quality than other Permitted Investments and (b) not invest any amount that it expects to distribute within one Business Day. Notwithstanding the foregoing, if, at any time, all the Senior Note Obligations in respect of which any moneys and investments (and proceeds thereof) are held by the Collateral Agent pursuant to this Section 3.05 cease to be outstanding for any reason, then such moneys and any moneys that constitute Proceeds of such investments will be applied by the Collateral Agent in accordance with Section 3.04(b). The Collateral Agent shall not be responsible for any diminution in funds resulting from investments made at the direction of the Company or from holding such moneys uninvested.

            SECTION 3.06. Collateral Agent's Calculations. In making the determinations and allocations required by Section 3.04, the Collateral Agent may conclusively rely upon, and shall have no liability to any of the Secured Parties for actions taken in reliance upon, (a) information supplied by the Administrative Agent or any Secured Party as to the amounts of unpaid principal and interest and other amounts outstanding with respect to any Obligations and (b) information supplied by the Senior Note Trustee as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Senior Note Obligations; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. In addition, for purposes of making the allocations required by Section 3.04 with respect to any amount that is denominated in a Local Currency, the Collateral Agent shall, on or prior to the applicable Distribution Date, convert such amount into an amount of Dollars based upon the relevant Exchange Rate as of a recent date specified by the Collateral Agent in its reasonable discretion. All distributions made by the Collateral Agent pursuant to Section 3.04 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent or the Senior Note Trustee of any amounts distributed to it for distribution to any Secured Parties.

                                   ARTICLE IV

                        Agreements with Collateral Agent

            SECTION 4.01. Delivery of Secured Instruments. The Company represents and warrants that it has delivered to the Collateral Agent true and complete copies of the Senior Note Indenture as in effect on the Effective Date. The Company shall deliver to the Collateral Agent, promptly upon the execution thereof, a true and complete copy of any amendment, modification or supplement to the Senior Note Indenture entered into after the Effective Date.

            SECTION 4.02. Information as to Secured Parties, Administrative Agent and Senior Note Trustee. The Company shall deliver to the Collateral Agent from time to time after the date hereof upon request of the Collateral Agent a list setting forth as of a date not more than 30 days prior to the date of such delivery, (a) the aggregate unpaid principal amount of Obligations outstanding,
(b) the aggregate unpaid principal amount of Senior Note Obligations outstanding, and (c) to the extent known to the Company, the respective names and addresses of the Administrative Agent, the Senior Note Trustee and each Secured Party that is a counterparty to a Swap Agreement the obligations under which constitute Obligations. In addition, the Company will promptly notify the Collateral Agent to the extent known to the Company of each change in the identity of the Senior Note Trustee or, if the Administrative Agent is not the same Person as and not an Affiliate of the Collateral Agent, the Administrative Agent. Promptly following the Effective Date, the Company will request the Senior Note Trustee to deliver to the Collateral Agent the names of the officers of the Senior Note Trustee authorized to give directions hereunder on behalf of the Senior Note Trustee. The Company will request that the Senior Note Trustee notify the Collateral Agent of any change of the officers of the Senior Note Trustee authorized to give directions hereunder on behalf of the Senior Note Trustee prior to the date of any such change. If the Collateral Agent does not receive the names of the officers of the Senior Note Trustee authorized to give directions hereunder on behalf of the Senior Note Trustee, the Collateral Agent may rely on any person purporting to be authorized to give directions hereunder on behalf of the Senior Note Trustee. If the Collateral Agent is not informed of changes of the officers of the Senior Note Trustee authorized to give directions hereunder on behalf of the Senior Note Trustee, the Collateral Agent may rely on the information previously provided to the Collateral Agent.

            SECTION 4.03. Collateral Agent's Fees and Expenses; Indemnification. Each Grantor jointly and severally acknowledges and agrees that the Collateral Agent shall be entitled to the benefits of Section 10.03 of the Credit Agreement. Any such amounts shall be additional Obligations secured by the Security Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Security Documents, the consummation of the transactions contemplated hereby or the repayment of any of the Secured Obligations.

            SECTION 4.04. Collateral Agent's Lien. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Collateral Agent Fees (a) the Collateral Agent is hereby granted a lien upon all Collateral and
(b) the Collateral Agent shall have the right to use and apply any of the funds held by the Collateral Agent in the Collateral Account to cover such Collateral Agent Fees.

            SECTION 4.05. Further Assurances. Each Grantor agrees, at its own expense, to execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents) to the extent required by Section 5.13 of the Credit Agreement.

                                    ARTICLE V

                              The Collateral Agent

            Each of the Secured Parties, by its acceptance of the benefits hereof, hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

            The bank serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Collateral Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder.

            The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Security Documents. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required to exercise in writing by the Required Lenders or the Requisite Secured Parties, as applicable, pursuant to Article II hereof, and (c) except as expressly set forth in the Security Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or the Requisite Secured Parties, as applicable, pursuant to Article II hereof, or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall be deemed not to have knowledge of any Default, Event of Default or Triggering Event, as applicable, unless and until written notice thereof is given to the Collateral Agent by any Borrower, the Administrative Agent or the Senior Note Trustee, as applicable, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document or the Senior
Note Indenture, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the Senior Note Indenture, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document, the Senior
Note Indenture or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV of the Credit Agreement or elsewhere in any Loan Document or the Senior Note Indenture, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent under the Loan Documents.

            The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

            The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for in the Credit Agreement as well as activities as Collateral Agent.

            Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Lenders, the Issuing Banks, the Senior Note Trustee and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, the Lenders and the Issuing Banks, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank (unless otherwise agreed by the Company and the Required Lenders). Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Article and Section 4.03 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

                                   ARTICLE VI

                                  Miscellaneous

            SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Company as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to the Senior Note Trustee shall be given to it at the address specified therefor in writing by the Company to the Collateral Agent.

            SECTION 6.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

            SECTION 6.03. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and permitted assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Collateral Agreement, any other Security Documents or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

            SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

            SECTION 6.05. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6.06. Waivers; Amendment. (a) No failure or delay by the Collateral Agent in exercising any right or power hereunder or under any other Security Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent under the Security Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Security Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default at the time.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement; provided that after the occurrence of and during the continuance of a Triggering Event, no such amendment, supplement or waiver shall, without the consent of the Senior Note Trustee, adversely affect the rights of the holders of the Senior Note Obligations to equal and ratable security to the extent and for the periods contemplated by this Agreement. Subject to the foregoing, none of the provisions of this Agreement or any other Security Document shall be construed to require any consent of the Senior Note Trustee or any holders of Senior Note Obligations to any such waiver, amendment or modification.

            SECTION 6.07. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT

SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 6.08. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 6.09. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute a single contract. Delivery of an executed signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 6.10. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            SECTION 6.11. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

            (b) Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 6.12. Termination or Release. (a) This Agreement, the Liens created by Section 4.04 and all other security interests granted hereby shall terminate when all the Loan Document Obligations (other than unliquidated contingent liabilities in respect of indemnification obligations) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

            (b) A Subsidiary Party shall automatically be released from its obligations hereunder and the Lien created by Section 4.04 in, and all other security interests granted hereby on, the Collateral owned by such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

            (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Grantor, or at any time during which no Triggering Event has occurred and is continuing, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.02 of the Credit

Agreement, the security interest in such Collateral shall be automatically released. No such release shall require any consent or approval by any other Secured Party.

            (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.12(d) shall be without recourse to or warranty by the Collateral Agent.

            SECTION 6.13. Agreement to be Bound. Pursuant to Section 7.18 of the Collateral Agreement, each Subsidiary of the Company party to the Collateral Agreement has agreed to be bound by the terms of this Agreement and, without limiting the generality of the foregoing, has expressly agreed that all obligations and liabilities of a Grantor hereunder apply to such party with the same force and effect as if such party were a signatory hereto.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                      FISHER SCIENTIFIC INTERNATIONAL INC.,

                                         by
                                             /s/
                                             -----------------------------------
                                             Name:
                                             Title:


                                      FISHER SCIENTIFIC COMPANY L.L.C.,

                                         by Fisher Scientific
                                            International Inc.,
                                            manager and sole member

                                         by
                                             /s/
                                             -----------------------------------
                                             Name:
                                             Title:


                                      COLE-PARMER INSTRUMENT COMPANY,

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:


                                      FISHER CLINICAL SERVICES INC.,

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:

                                      FISHER HAMILTON L.L.C.,

                                            by Fisher Scientific
                                               International Inc.,
                                               manager and sole member

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:


                                      FISHER SCIENTIFIC WORLDWIDE INC.,

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:

                                      FSWH COMPANY LLC,

                                         by
                                             -----------------------------------
                                             Name:
                                             Title:

                                      JPMORGAN CHASE BANK,
                                      as Collateral Agent,

                                         by
                                             -----------------------------------
                                             Name:
                                             Title: